Copeland International Risk Managed Dividend Growth Fund

Supplement dated September 30, 2015

to the International Prospectus and SAI

dated March 31, 2015

Effective December 1, 2015, The Northern Trust Company, with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60603, will replace Fifth Third Bank as the custodian for the Fund. Northern Trust will also replace BNY Mellon (sub-custodian through Fifth Third Bank) as the Foreign Custody Manager for the Fund.

In addition, effective October 1, 2015, Copeland Capital Management (the Fund’s investment adviser) is implementing the following non-fundamental changes to the Fund. The Fund utilizes quantitative signals to determine the sectors in which to invest. The adviser is shifting from an approach that equal weights all positively rated sectors to an approach that weights each sector according to the relative market value of the available dividend growth stocks in each sector. Also, the adviser is shifting from 18 sector signals, of which 9 were developed market signals and 9 emerging market signals, to an approach that considers just 9 international sectors, where developed and emerging market stocks are considered collectively in one signal per sector. There will therefore be one sector signal utilized for each of the Health Care, Consumer Discretionary, Technology, Materials, Industrials, Energy, Utilities, Financials, and Consumer Staples sectors. As a result of these changes, the adviser has terminated the daily calculation and use of the Copeland International Risk Managed Dividend Growth Index, which was calculated based on the prior methodology.

All disclosures inconsistent with the foregoing changes are hereby deleted from the Prospectus and the Statement of Additional Information.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.